UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

NEW CENTURY MORTGAGE SECURITIES LLC

(as depositor under an Indenture, dated as of June 24, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-3)

New Century Mortgage Securities LLC

(Exact name of registrant as specified in its charter)

Delaware	333-119243-03	41-2152421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18400 Von Karman, Suite 1000 Irvine, California (Address of Principal Executive Offices)		92612 (Zip Code)

Registrant’s telephone number, including area code: (949) 863-7243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets.

This Form 8-K/A has, as attached, the Indenture dated as of June 24, 2005, between New Century Home Equity Loan Trust 2005-3, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2005-3, attached hereto as Exhibit 4.1 for the transaction referenced herein and supersedes Exhibit 4.1 filed earlier under Form 8-K on July 11, 2005. For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
4.1	Indenture dated as of June 24, 2005, between New Century Home Equity Loan Trust 2005-3, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2005-3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2005

NEW CENTURY MORTGAGE SECURITIES LLC

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description
4.1	Indenture dated as of June 24, 2005, between New Century Home Equity Loan Trust 2005-3, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2005-3.

EXHIBIT 4.1